UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2019

AECOM

(Exact name of Registrant as specified in its charter)

Delaware	0-52423	61-1088522
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1999 Avenue of the Stars, Suite 2600

Los Angeles, California 90067

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code  (213) 593-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ACM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.02.            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 23, 2019, John Vollmer executed a Change in Control Severance Agreement under which he may be entitled to receive: cash severance equal to his annual base salary, a prorated annual bonus at target level of performance, equity award vesting and extended healthcare benefit coverage if, during the one-year period following the consummation of certain potential transactions involving AECOM’s Management Services business, Mr. Vollmer is terminated without cause or resigns for good reason.

Additionally, on August 23, 2019, Mr. Vollmer executed a retention and completion bonus letter providing for a lump sum cash bonus, subject to his continued employment through the consummation of certain potential transactions involving AECOM’s Management Services business prior to June 30, 2021. Mr. Vollmer is not eligible for the completion bonus in the event of any AECOM restructuring, a change in control as defined in AECOM’s Change in Control Severance Policy and/or a spin-off of the Management Services business in which Mr. Vollmer is appointed President (or a more senior position).

The foregoing descriptions of the Change in Control Severance Agreement and the retention and completion bonus letter are qualified in their entirety by the full text of each agreement, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and the terms of which are incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits.

  (d)  Exhibits

Exhibit No.	Description
10.1	Change in Control Severance Agreement, dated as of August 23, 2019, by and between AECOM Management Services Inc. and John Vollmer.

10.2	Retention and Completion Bonus Award Agreement, effective as of August 23, 2019, by and between AECOM and John Vollmer.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

AECOM

Dated: August 26, 2019	By:	/s/ David Y. Gan
David Y. Gan
Senior Vice President, Deputy General Counsel

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